Exhibit 99.1

Xylem Inc.
301 Water Street SE, Suite 200
Washington, DC 20003
Tel +1.202.869.9150

Contacts:	Media	Investors
	Houston Spencer +1 (914) 323-5723	Andrea van der Berg +1 (914) 260-8612
	houston.spencer@xylem.com	andrea.vanderberg@xylem.com

Xylem Reports Fourth-Quarter and Full-Year 2023 Results

Fourth-Quarter Highlights
•Orders of $2.0 billion, up 42% on a reported basis and 10% organically
•Revenue of $2.1 billion, up 41% on a reported basis and 9% organically
•Earnings per share of $1.10, up 34%; $0.99 on an adjusted basis, down 1%

Full-Year Highlights
•Revenue of $7.4 billion, up 33% on a reported basis and 12% organically
•Earnings per share of $2.79, up 42%; $3.78 on an adjusted basis, up 20%
•Initiating 2024 full-year revenue guidance of $8.4 to $8.5 billion, up 3% to 5% organically, and adjusted earnings per share range of $4.00 to $4.20

WASHINGTON, D.C., (Feb. 6, 2024) – Xylem Inc. (NYSE: XYL), a leading global water technology company dedicated to solving the world’s most challenging water issues, today reported fourth-quarter and full-year 2023 results. The Company’s total revenue of $2.1 billion surpassed prior guidance, on continued strong execution and demand. Fourth-quarter earnings exceeded Xylem’s previous guidance.

“The team delivered an outstanding fourth quarter, fueling momentum as we enter 2024,” said Matthew Pine, Xylem president and CEO. “Revenue, margin and earnings per share all exceeded expectations, driven by strong execution on healthy demand across our business. In a transformational year for Xylem, the team stayed focused on serving our customers and delivered strong results on both the top and bottom lines.”

“That discipline and focus, paired with continuing resilient underlying demand, gives us confidence in further growth and margin expansion in the year ahead. Our integration of Evoqua is ahead of schedule, and our team is taking full advantage of the breadth of our combined offering to solve even more of our customers’ water challenges.”

Net income was $266 million, or $1.10 per share. Net income margin increased 270 basis points to 12.6 percent. These results are driven by strong operational performance and non-recurring tax benefits, partially offset by higher acquisition and integration costs related to the Evoqua transaction, purchase accounting intangible amortization, special charges, and restructuring and realignment costs. Adjusted net income was $239 million, or $0.99 per share, which excludes the impacts of special charges, purchase accounting intangible amortization, and restructuring and realignment costs.

Fourth-quarter adjusted earnings before interest, tax, depreciation, and amortization (EBITDA) margin was 19.6 percent, reflecting a year-over-year increase of 90 basis points. Productivity savings, strong price realization and higher volume drove the margin expansion, exceeding the impact of inflation and strategic investments.

The Board of Directors of Xylem has declared a first-quarter dividend of $0.36 per share, an increase of 9 percent. The dividend is payable on March 20, 2024, to shareholders of record as of February 21, 2024.

Outlook

Xylem forecasts full-year 2024 revenue of approximately $8.4 to $8.5 billion, up approximately 14 to 15 percent on a reported basis and up approximately 3 to 5 percent on an organic basis.

Full-year 2024 adjusted EBITDA margin is expected to be approximately 19.4 to 19.9 percent, an increase of 50 to 100 basis points from Xylem’s 2023 adjusted results. Full-year free cash flow conversion to net income is expected to be approximately 115 percent.

Further 2024 planning assumptions are included in Xylem’s fourth-quarter 2023 earnings materials posted at www.xylem.com/investors. Excluding revenue, Xylem provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort.

Supplemental information on Xylem’s fourth-quarter 2023 earnings and reconciliations for certain non-GAAP items is posted at www.xylem.com/investors.

###
About Xylem

Xylem (XYL) is a leading global water technology company committed to solving the world’s critical water challenges with innovation and expertise. Our 23,000 diverse employees delivered combined pro forma revenue of $8.1 billion in 2023. We are creating a more sustainable world by enabling our customers to optimize water and resource management and helping communities in more than 150 countries become water-secure. Join us at www.xylem.com and Let’s Solve Water.

Forward-Looking Statements

This press release contains “forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” "contemplate," "predict," “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” "potential," "may" and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. By their nature, forward-looking statements address uncertain matters and include any statements that: are not historical, such as statements about our strategy, financial plans, outlook, objectives, plans, intentions or goals (including those related to our social, environmental and other sustainability goals); or address possible or future results of operations or financial performance, including statements relating to orders, revenues, operating margins and earnings per share growth.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include, among others, the following: the impact of overall industry and general economic conditions, including industrial, governmental, and public and private sector spending, interest rates, inflation and related monetary policy by governments in response to inflation, and the strength of the residential and commercial real estate markets, on economic activity and our operations; geopolitical events, including the ongoing and possible escalation of the conflicts involving between Russia and

Ukraine, and the Middle East, as well as regulatory, economic and other risks associated with our global sales and operations, including those related to domestic content requirements applicable to projects receiving governmental funding; manufacturing and operating cost increases due to macroeconomic conditions, including inflation, energy supply, supply chain shortages, logistics challenges, tight labor markets, prevailing price changes, tariffs and other factors; demand for our products, disruption, competition or pricing pressures in the markets we serve; cybersecurity incidents or other disruptions of information technology systems on which we rely, or involving our connected products and services; lack of availability or delays in receiving parts and raw materials from our supply chain, including electronic components (in particular, semiconductors); disruptions in operations at our facilities or that of third parties upon which we rely; uncertainty related to the realization of the benefits and synergies from our acquisition of Evoqua; safe and compliant treatment and handling of water, wastewater and hazardous materials; failure to successfully execute large projects, including with respect to meeting performance guarantees and customers’ budgets, timelines and safety requirements; our ability to retain and attract leadership and other diverse and key talent, as well as competition for overall talent and labor; defects, security, warranty and liability claims, and recalls with respect to our products; uncertainty related to restructuring and realignment actions and related costs and savings; our ability to execute strategic investments for growth, including related to acquisitions and divestitures; availability, regulation or interference with radio spectrum used by certain of our products; volatility in served markets or impacts on our business and operations due to weather conditions, including the effects of climate change; risks related to our sustainability commitments and related disclosures; fluctuations in foreign currency exchange rates; difficulty predicting our financial results; risk of future impairments to goodwill and other intangible assets; changes in our effective tax rates or tax expenses; financial market risks related to our pension and other defined benefit plans; failure to comply with, or changes in, laws or regulations, including those pertaining to our business conduct, operations, products and services, including anti-corruption, data privacy and security, trade, competition, the environment, climate change and health and safety; legal, governmental or regulatory claims, investigations or proceedings and associated contingent liabilities; matters related to intellectual property infringement or expiration of rights; and other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in subsequent filings we make with the Securities and Exchange Commission (“SEC”).

Forward-looking and other statements in this press release regarding our environmental and other sustainability plans and goals are not an indication that these statements are necessarily material to investors or are required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking social, environmental and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future. All forward-looking statements made herein are based on information currently available to us as of the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

XYLEM INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS (Unaudited)
(in millions, except per share data)

Year Ended December 31,	2023	2022	2021
Revenue from products	$6,291	$4,978	$4,684
Revenue from services	1,073	544	511
Revenue	7,364	5,522	5,195
Cost of revenue from products	3,817	3,002	2,831
Cost of revenue from services	830	436	389
Cost of revenue	4,647	3,438	3,220
Gross profit	2,717	2,084	1,975
Selling, general and administrative expenses	1,757	1,227	1,179
Research and development expenses	232	206	204
Restructuring and asset impairment charges	76	29	7
Operating income	652	622	585
Interest expense	49	50	76
U.K. pension settlement expense	—	140	—
Other non-operating income, net	33	7	—
(Loss) Gain on sale of businesses	(1)	1	2
Income before taxes	635	440	511
Income tax expense	26	85	84
Net income	609	355	427
Earnings per share:
Basic	$2.81	$1.97	$2.37
Diluted	$2.79	$1.96	$2.35
Weighted average number of shares:
Basic	217.0	180.2	180.2
Diluted	218.2	181.0	181.5

XYLEM INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (Unaudited)
(in millions, except per share amounts)

December 31,	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$1,019	$944
Receivables, less allowances for discounts, returns and credit losses of $56 and $50 in 2023 and 2022, respectively	1,617	1,096
Inventories	1,018	799
Prepaid and other current assets	230	173
Total current assets	3,884	3,012
Property, plant and equipment, net	1,169	630
Goodwill	7,587	2,719
Other intangible assets, net	2,529	930
Other non-current assets	943	661
Total assets	$16,112	$7,952
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$968	$723
Accrued and other current liabilities	1,221	867
Short-term borrowings and current maturities of long-term debt	16	—
Total current liabilities	2,205	1,590
Long-term debt, net	2,268	1,880
Accrued post-retirement benefit obligations	344	286
Deferred income tax liabilities	557	222
Other non-current accrued liabilities	562	471
Total liabilities	5,936	4,449
Stockholders’ equity:
Common stock — par value $0.01 per share:
Authorized 750.0 shares, issued 257.6 and 196.0 shares in 2023 and 2022, respectively	3	2
Capital in excess of par value	8,564	2,134
Retained earnings	2,601	2,292
Treasury stock – at cost 16.0 shares and 15.8 shares in 2023 and 2022, respectively	(733)	(708)
Accumulated other comprehensive loss	(269)	(226)
Total stockholders’ equity	10,166	3,494
Non-controlling interest	10	9
Total equity	10,176	3,503
Total liabilities and stockholders’ equity	$16,112	$7,952

XYLEM INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in millions)

Year Ended December 31,	2023	2022	2021
Operating Activities
Net income	$609	$355	$427
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	193	111	118
Amortization	243	125	127
Deferred income taxes	(79)	(64)	10
Share-based compensation	60	37	33
Restructuring and asset impairment charges	76	29	7
U.K. pension settlement expense	—	140	—
Loss (gain) from sale of businesses	1	(1)	(2)
Other, net	—	(4)	8
Payments for restructuring	(30)	(11)	(25)
Contributions to post-retirement benefit plans	(25)	(19)	(29)
Changes in assets and liabilities (net of acquisitions):
Changes in receivables	(87)	(192)	(70)
Changes in inventories	41	(147)	(167)
Changes in accounts payable	22	117	81
Changes in accrued liabilities	(4)	57	7
Changes in accrued and deferred taxes	(109)	57	(9)
Net changes in other assets and liabilities	(74)	6	22
Net Cash — Operating activities	837	596	538
Investing Activities
Capital expenditures	(271)	(208)	(208)
Proceeds from the sale of property, plant and equipment	1	4	3
Acquisitions of businesses, net of cash acquired	(476)	—	—
Proceeds from sale of businesses	105	1	10
Cash received from investments	1	5	—
Cash paid for investments	(1)	(11)	—
Cash paid for equity investments	(57)	(3)	(5)
Cash received from interest rate swaps	38	—	—
Cash received from cross-currency swaps	28	28	14
Settlement of currency forward agreement	—	(10)	—
Other, net	4	3	3
Net Cash — Investing activities	(628)	(191)	(183)
Financing Activities
Long-term debt issued, net	278	—	—
Long-term debt repaid, net	(160)	(527)	(600)
Repurchase of common stock	(25)	(52)	(68)
Issuance of common stock	—	—	—
Proceeds from exercise of employee stock options	62	8	19
Dividends paid	(299)	(217)	(203)
Other, net	(13)	(2)	(3)
Net Cash — Financing activities	(157)	(790)	(855)
Effect of exchange rate changes on cash	23	(20)	(26)
Net change in cash and cash equivalents	75	(405)	(526)
Cash and cash equivalents at beginning of year	944	1,349	1,875
Cash and cash equivalents at end of year	$1,019	$944	$1,349
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$69	$76	$99
Income taxes (net of refunds received)	$211	$91	$83

Xylem Inc. Non-GAAP Measures
Management reviews key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, working capital and backlog, among others. In addition, we consider certain non-GAAP (or “adjusted”) measures to be useful to management and investors evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including but not limited to, dividends, acquisitions, share repurchases and debt repayment. Excluding revenue, Xylem provides guidance only on a non-GAAP basis due to the inherent difficulty in forecasting certain amounts that would be included in GAAP earnings, such as discrete tax items, without unreasonable effort. These adjusted metrics are consistent with how management views our business and are used to make financial, operating and planning decisions. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operating activities as determined in accordance with GAAP. We consider the following items to represent the non-GAAP measures we consider to be key performance indicators, as well as the related reconciling items to the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

“Organic revenue” and “Organic orders” defined as revenue and orders, respectively, excluding the impact of fluctuations in foreign currency translation and contributions from acquisitions and divestitures. Divestitures include sales or discontinuance of insignificant portions of our business that did not meet the criteria for classification as a discontinued operation. The period-over-period change resulting from foreign currency translation impacts is determined by translating current period and prior period activity using the same currency conversion rate.
“Constant currency” defined as financial results adjusted for foreign currency translation impacts by translating current period and prior period activity using the same currency conversion rate. This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA” defined as earnings before interest, taxes, depreciation and amortization expense. “Adjusted EBITDA” and “Adjusted Segment EBITDA” reflect the adjustments to EBITDA and segment EBITDA, respectively, to exclude share-based compensation charges, restructuring and realignment costs, gain or loss from sale of businesses and special charges.
“Adjusted EBITDA Margin” and “Adjusted Segment EBITDA margin” defined as adjusted EBITDA and adjusted segment EBITDA divided by total revenue and segment revenue, respectively.
“Adjusted Operating Income”, “Adjusted Segment Operating Income”, “Adjusted Net Income” and “Adjusted EPS” defined as operating income, segment operating income, net income and earnings per share, adjusted to exclude restructuring and realignment costs, amortization of acquired intangible assets, gain or loss from sale of businesses, special charges and tax-related special items, as applicable.
“Adjusted Operating Margin” and “Adjusted Segment Operating Margin” defined as adjusted operating income and adjusted segment operating income divided by total revenue and segment revenue, respectively.
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flows, less capital expenditures, and “Free Cash Flow Conversion” defined as Free Cash Flows divided by net income, excluding the gain on sale of businesses and other non-recurring significant non-cash impacts, such as non-cash impairment charges and significant deferred tax items. Our definitions of "free cash flow" and "free cash flow conversion" do not consider certain non-discretionary cash payments, such as debt.
“Realignment costs” defined as costs not included in restructuring costs that are incurred as part of actions taken to reposition our business, including items such as professional fees, severance, relocation, travel, facility set-up and other costs.
“Special charges” defined as costs incurred by the Company, such as acquisition and integration related costs, non-cash impairment charges and both operating and non-operating adjustments for costs related to the UK pension plan buyout.
“Tax-related special items” defined as tax items, such as tax return versus tax provision adjustments, tax exam impacts, tax law change impacts, excess tax benefits/losses and other discrete tax adjustments.

Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Orders
($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E)=B+C+D	(F) = E/A	(G) = (E - C) / A
	Orders	Orders	Change 2023 v. 2022	% Change 2023 v. 2022	Acquisitions/ Divestitures	FX Impact	Change Adj. 2023 v. 2022	% Change Adj. 2023 v. 2022
	2023	2022

Year Ended December 31
Xylem Inc.	7,501	6,257	1,244	20%	(1,220)	41	65	1%	21%
Water Infrastructure	3,060	2,607	453	17%	(352)	23	124	5%	18%
Applied Water	1,770	1,794	(24)	(1)%	—	18	(6)	0%	0%
Measurement and Control Solutions	1,803	1,856	(53)	(3)%	—	—	(53)	(3)%	(3)%
Integrated Solutions and Services	868	—	868	N/A	(868)	—	—	N/A	N/A

Quarter Ended December 31
Xylem Inc.	2,044	1,439	605	42%	(451)	(17)	137	10%	41%
Water Infrastructure	820	622	198	32%	(130)	(9)	59	9%	30%
Applied Water	420	400	20	5%	—	(2)	18	5%	5%
Measurement and Control Solutions	483	417	66	16%	—	(6)	60	14%	14%
Integrated Solutions and Services	321	—	321	N/A	(321)	—	—	N/A	N/A

Quarter Ended September 30
Xylem Inc.	2,031	1,419	612	43%	(547)	(18)	47	3%	42%
Water Infrastructure	850	594	256	43%	(163)	(10)	83	14%	41%
Applied Water	422	409	13	3%	—	(4)	9	2%	2%
Measurement and Control Solutions	375	416	(41)	(10)%	—	(4)	(45)	(11)%	(11)%
Integrated Solutions and Services	384	—	384	N/A	(384)	—	—	N/A	N/A

Quarter Ended June 30
Xylem Inc.	1,856	1,684	172	10%	(222)	23	(27)	(2)%	12%
Water Infrastructure	751	731	20	3%	(59)	13	(26)	(4)%	5%
Applied Water	445	480	(35)	(7)%	—	6	(29)	(6)%	(6)%
Measurement and Control Solutions	497	473	24	5%	—	4	28	6%	6%
Integrated Solutions and Services	163	—	163	N/A	(163)	—	—	N/A	N/A

Quarter Ended March 31
Xylem Inc.	1,570	1,715	(145)	(8)%	—	53	(92)	(5)%	(5)%
Water Infrastructure	639	660	(21)	(3)%	—	29	8	1%	1%
Applied Water	483	505	(22)	(4)%	—	18	(4)	(1)%	(1)%
Measurement and Control Solutions	448	550	(102)	(19)%	—	6	(96)	(17)%	(17)%
Integrated Solutions and Services	—	—	—	N/A	—	—	—	N/A	N/A

Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic & Constant Currency Revenue
($ Millions)

	(As Reported - GAAP)				(As Adjusted - Organic)				Constant Currency
		(A)	(B)		(C)	(D)	(E) = B+C+D	(F) = E/A	(G) = (E - C) / A
	Revenue	Revenue	Change 2023 v. 2022	% Change 2023 v. 2022	Acquisitions/ Divestitures	FX Impact	Change Adj. 2023 v. 2022	% Change Adj. 2023 v. 2022
	2023	2022

Year Ended December 31
Xylem Inc.	7,364	5,522	1,842	33%	(1,177)	25	690	12%	34%
Water Infrastructure	2,967	2,364	603	26%	(362)	14	255	11%	26%
Applied Water	1,853	1,767	86	5%	—	10	96	5%	5%
Measurement and Control Solutions	1,729	1,391	338	24%	—	1	339	24%	24%
Integrated Solutions and Services	815	—	815	N/A	(815)	—	—	N/A	N/A

Quarter Ended December 31
Xylem Inc.	2,118	1,506	612	41%	(459)	(17)	136	9%	40%
Water Infrastructure	871	668	203	30%	(137)	(9)	57	9%	29%
Applied Water	457	455	2	0%	—	(4)	(2)	0%	0%
Measurement and Control Solutions	468	383	85	22%	—	(4)	81	21%	21%
Integrated Solutions and Services	322	—	322	N/A	(322)	—	—	N/A	N/A

Quarter Ended September 30
Xylem Inc.	2,076	1,380	696	50%	(540)	(22)	134	10%	49%
Water Infrastructure	803	574	229	40%	(172)	(14)	43	7%	37%
Applied Water	465	458	7	2%	—	(3)	4	1%	1%
Measurement and Control Solutions	440	348	92	26%	—	(5)	87	25%	25%
Integrated Solutions and Services	368	—	368	N/A	(368)	—	—	N/A	N/A

Quarter Ended June 30
Xylem Inc.	1,722	1,364	358	26%	(178)	19	199	15%	28%
Water Infrastructure	704	589	115	20%	(53)	12	74	13%	22%
Applied Water	478	429	49	11%	—	4	53	12%	12%
Measurement and Control Solutions	415	346	69	20%	—	3	72	21%	21%
Integrated Solutions and Services	125	—	125	N/A	(125)	—	—	N/A	N/A

Quarter Ended March 31
Xylem Inc.	1,448	1,272	176	14%	—	45	221	17%	17%
Water Infrastructure	589	533	56	11%	—	25	81	15%	15%
Applied Water	453	425	28	7%	—	13	41	10%	10%
Measurement and Control Solutions	406	314	92	29%	—	7	99	32%	32%
Integrated Solutions and Services	—	—	—	N/A	—	—	—	N/A	N/A
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

	Q1		Q2		Q3		Q4		YTD
	2023	2022(1)	2023	2022(1)	2023	2022(1)	2023	2022(1)	2023	2022(1)
Total Revenue
• Total Xylem	1,448	1,272	1,722	1,364	2,076	1,380	2,118	1,506	7,364	5,522
• Water Infrastructure	589	533	704	589	803	574	871	668	2,967	2,364
• Applied Water	453	425	478	429	465	458	457	455	1,853	1,767
• Measurement and Control Solutions	406	314	415	346	440	348	468	383	1,729	1,391
• Integrated Solutions and Services	—	—	125	—	368	—	322	—	815	—
Operating Income
• Total Xylem	131	111	119	146	191	168	211	197	652	622
• Water Infrastructure	70	74	106	108	128	104	115	132	419	418
• Applied Water	83	59	84	61	73	77	70	61	310	258
• Measurement and Control Solutions	20	(10)	26	(5)	27	(2)	40	19	113	2
• Integrated Solutions and Services	—	—	(7)	—	(3)	—	18	—	8	—
• Corporate/Other	(42)	(12)	(90)	(18)	(34)	(11)	(32)	(15)	(198)	(56)
Operating Margin
• Total Xylem	9.0%	8.7%	6.9%	10.7%	9.2%	12.2%	10.0%	13.1%	8.9%	11.3%
• Water Infrastructure	11.9%	13.9%	15.1%	18.3%	15.9%	18.1%	13.2%	19.8%	14.1%	17.7%
• Applied Water	18.3%	13.9%	17.6%	14.2%	15.7%	16.8%	15.3%	13.4%	16.7%	14.6%
• Measurement and Control Solutions	4.9%	(3.2)%	6.3%	(1.4)%	6.1%	(0.6)%	8.5%	5.0%	6.5%	0.1%
• Integrated Solutions and Services	N/A	N/A	(5.6)%	N/A	(0.8)%	N/A	5.6%	N/A	1.0%	N/A
• Corporate/Other	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Special Charges
• Total Xylem	25	1	67	1	24	13	22	1	138	16
• Water Infrastructure	—	—	12	—	6	—	11	—	29	—
• Applied Water	—	—	—	—	—	—	—	—	—	—
• Measurement and Control Solutions	2	—	—	1	1	12	1	1	4	14
• Integrated Solutions and Services	—	—	7	—	9	—	5	—	21	—
• Corporate/Other	23	1	48	—	8	1	5	—	84	2

Restructuring & Realignment Costs
• Total Xylem	11	4	37	8	34	6	24	16	106	34
• Water Infrastructure	3	1	3	3	3	3	13	4	22	11
• Applied Water	3	1	2	2	6	1	3	9	14	13
• Measurement and Control Solutions	5	2	3	3	6	2	6	3	20	10
• Integrated Solutions and Services	—	—	7	—	8	—	—	—	15	—
• Corporate/Other	—	—	22	—	11	—	2	—	35	—
Purchase Accounting Intangible Amortization Adjustment
• Total Xylem	18	18	36	18	66	18	56	18	176	72
• Water Infrastructure	1	1	8	1	15	1	25	1	49	4
• Applied Water	—	—	—	—	—	—	—	—	—	—
• Measurement and Control Solutions	17	17	17	17	16	17	16	17	66	68
• Integrated Solutions and Services	—	—	11	—	35	—	15	—	61	—
• Corporate/Other	—	—	—	—	—	—	—	—	—	—
Adjusted Operating Income
• Total Xylem	185	134	259	173	315	205	313	232	1,072	744
• Water Infrastructure	74	76	129	112	152	108	164	137	519	433
• Applied Water	86	60	86	63	79	78	73	70	324	271
• Measurement and Control Solutions	44	9	46	16	50	29	63	40	203	94
• Integrated Solutions and Services	—	—	18	—	49	—	38	—	105	—
• Corporate/Other	(19)	(11)	(20)	(18)	(15)	(10)	(25)	(15)	(79)	(54)
Adjusted Operating Margin
• Total Xylem	12.8%	10.5%	15.0%	12.7%	15.2%	14.9%	14.8%	15.4%	14.6%	13.5%
• Water Infrastructure	12.6%	14.3%	18.3%	19.0%	18.9%	18.8%	18.8%	20.5%	17.5%	18.3%
• Applied Water	19.0%	14.1%	18.0%	14.7%	17.0%	17.0%	16.0%	15.4%	17.5%	15.3%
• Measurement and Control Solutions	10.8%	2.9%	11.1%	4.6%	11.4%	8.3%	13.5%	10.4%	11.7%	6.8%
• Integrated Solutions and Services	N/A	N/A	14.4%	N/A	13.3%	N/A	11.8%	N/A	12.9%	N/A
• Corporate/Other	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1) 2022 amounts have been recast to adjust for historical purchase accounting intangible amortization.

Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
($ Millions, except per share amounts)

	Q4 2023				Q4 2022(1)
	As Reported	Adjustments		Adjusted	As Reported	Adjustments		Adjusted
Total Revenue	2,118	—		2,118	1,506	—		1,506
Operating Income	211	102	a	313	197	35	a	232
Operating Margin	10.0%			14.8%	13.1%			15.4%
Interest Expense	(14)	—		(14)	(13)	—		(13)
Other Non-Operating Income (Expense)	14	—		14	5	—	b	5
Gain/(Loss) from sale of businesses	(1)	1		—	—	—		—
Income before Taxes	210	103		313	189	35		224
Provision for Income Taxes	56	(130)	c	(74)	(40)	(2)	c	(42)
Net Income attributable to Xylem	266	(27)		239	149	33		182
Diluted Shares	242.5			242.5	181.3			181.3
Diluted EPS	$1.10	$(0.11)		$0.99	$0.82	$0.18		$1.00
Year-over-year currency translation impact on current year diluted EPS	$0.02	$—		$0.02
Diluted EPS at Constant Currency	$1.08	$(0.11)		$0.97

	Q4 YTD 2023				Q4 YTD 2022(1)
	As Reported	Adjustments		Adjusted	As Reported	Adjustments		Adjusted
Total Revenue	7,364	—		7,364	5,522	—		5,522
Operating Income	652	420	a	1,072	622	122	a	744
Operating Margin	8.9%			14.6%	11.3%			13.5%
Interest Expense	(49)	—		(49)	(50)	—		(50)
Other Non-Operating Income (Expense)	33	—		33	7	4	b	11
U.K. Pension Buyout Settlement	—	—		—	(140)	140		—
Gain/(Loss) from sale of businesses	(1)	1		—	1	(1)		—
Income before Taxes	635	421		1,056	440	265		705
Provision for Income Taxes	(26)	(205)	c	(231)	(85)	(50)	c	(135)
Net Income attributable to Xylem	609	216		825	355	215		570
Diluted Shares	218.2			218.2	181.0			181.0
Diluted EPS	$2.79	$0.99		$3.78	$1.96	$1.19		$3.15
Year-over-year currency translation impact on current year diluted EPS	$0.02	$—		$0.02
Diluted EPS at Constant Currency	$2.77	$0.99		$3.76
(1) 2022 amounts have been recast to adjust for historical purchase accounting intangible amortization.

a	Quarter-to-date:
Restructuring & realignment costs: 2023 - $24 million and 2022 - $16 million
Special charges: 2023 - $19 million of acquisition & integration cost, $1 million of asset impairment and $2 million of other special charges; 2022 - $1 million of asset impairment charges
Purchase accounting intangible amortization: 2023 - $56 million and 2022 - $18 million
Year-to-date:
Restructuring & realignment costs: 2023 - $106 million and 2022 - $34 million
Special charges: 2023 - $126 million of acquisition & integration related costs, $8 million of other special charges and $4 million of asset impairment charges; 2022 - $14 million of asset impairment charges and $2 million UK pension plan charges
Purchase accounting intangible amortization: 2023 - $176 million and 2022 - $72 million
b	Quarter-to-date and Year-to-date: 2022 - Special non-operating charges consist of charges related to the UK pension plan exited as part of a buy-out of $0 million and $4 million, respectively
c	Quarter-to-date: 2023 - Net tax impact on pre-tax adjustments (note a) of $23 million and other tax special items of $107 million; 2022 - Net tax impact on pre-tax adjustments (notes a and b) of $7 million and other tax related special items of $(5) million
Year-to-date: 2023 - Net tax impact on pre-tax adjustments (note a) of $90 million and other tax special items of $115 million; 2022 - Net tax impact on pre-tax adjustments (notes a and b) of $51 million and other tax related special items of $(1) million

Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
($ Millions)

	Q1		Q2		Q3		Q4		Year Ended
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Net Cash - Operating Activities	$(19)	$(81)	$28	$113	$373	$202	$455	$362	$837	$596
Capital Expenditures - PP&E	(33)	(31)	(42)	(30)	(57)	(37)	(76)	(41)	(208)	(139)
Capital Expenditures - Software	(16)	(18)	(12)	(16)	(17)	(16)	(18)	(19)	(63)	(69)
Capital Expenditures	(49)	(49)	(54)	(46)	(74)	(53)	(94)	(60)	(271)	(208)
Cash paid in excess of tax provision for R&D law change adoption	33	—	—	—	—	—	—	—	33	—
Free Cash Flow	$(35)	$(130)	$(26)	$67	$299	$149	$361	$302	$599	$388
Cash paid by Xylem for Evoqua's pre-close transaction costs	—	—	70	—	—	—	—	—	70	—
Cash paid for Idrica distribution agreement	—	—	60	—	—	—	—	—	60	—
Adjusted Free Cash Flow	$(35)	$(130)	$104	$67	$299	$149	$361	$302	$729	$388
Net Income	99	82	92	112	152	12	266	149	609	355
Gain/(Loss) from sale of businesses	—	1	—	—	—	—	(1)	—	(1)	1
Restructuring Charges - non-cash stock acceleration	—	—	(14)	—	(11)	—	(2)	—	(27)	—
Significant non-cash tax benefit/(charge)	—	—	—	—	—	—	70	—	70	—
U.K. pension buyout settlement - non-cash release from AOCI	—	—	—	—	—	(140)	—	—	—	(140)
U.K. pension buyout settlement - non-cash tax release from AOCI	—	—	—	—	—	23	—	—	—	23
Special Charges - Inventory step-up	—	—	(15)	—	(5)	—	(5)	—	(25)	—
Special Charges - non-cash impairment	(2)	—	—	(1)	(1)	(12)	(1)	(1)	(4)	(14)
Net Income, excluding gain/(loss) on sale of businesses and non-cash restructuring and special charges	$101	$81	$121	$113	$169	$141	$205	$150	$596	$485
Operating Cash Flow Conversion	(19)%	(99)%	30%	101%	245%	1,683%	171%	243%	137%	168%
Free Cash Flow Conversion	(35)%	(160)%	86%	59%	177%	106%	176%	201%	122%	80%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
($ Millions)

2023
	Q1	Q2	Q3	Q4	Total
Net Income	99	92	152	266	609
Net Income Margin	6.8%	5.3%	7.3%	12.6%	8.3%
Depreciation	28	41	63	61	193
Amortization	32	51	84	76	243
Interest Expense (Income), net	2	5	6	8	21
Income Tax Expense	27	22	33	(56)	26
EBITDA	188	211	338	355	1,092
Share-based Compensation	12	15	18	15	60
Restructuring & Realignment	11	36	33	23	103
Special Charges	25	67	22	22	136
Loss/(Gain) from sale of business	—	—	—	1	1
Adjusted EBITDA	236	329	411	416	1,392
Revenue	1,448	1,722	2,076	2,118	7,364
Adjusted EBITDA Margin	16.3%	19.1%	19.8%	19.6%	18.9%

2022
	Q1	Q2	Q3	Q4	Total
Net Income	82	112	12	149	355
Net Income Margin	6.4%	8.2%	0.9%	9.9%	6.4%
Depreciation	28	28	27	28	111
Amortization	30	32	31	32	125
Interest Expense (Income), net	11	10	7	6	34
Income Tax Expense	16	24	5	40	85
EBITDA	167	206	82	255	710
Share-based Compensation	9	9	10	9	37
Restructuring & Realignment	4	8	6	16	34
U.K. Pension Settlement	—	—	140	—	140
Special Charges	2	3	14	1	20
Loss/(gain) from sale of business	(1)	—	—	—	(1)
Adjusted EBITDA	181	226	252	281	940
Revenue	1,272	1,364	1,380	1,506	5,522
Adjusted EBITDA Margin	14.2%	16.6%	18.3%	18.7%	17.0%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Water Infrastructure
($ Millions)

2023
	Q1	Q2	Q3	Q4	Total
Operating Income	70	106	128	115	419
Operating Margin	11.9%	15.1%	15.9%	13.2%	14.1%
Depreciation	12	14	14	15	55
Amortization	2	10	16	27	55
Other non-operating expense, excluding interest income	—	1	—	2	3
EBITDA	84	131	158	159	532
Share-based Compensation	2	5	3	5	15
Restructuring & Realignment	3	3	3	13	22
Special Charges	—	12	6	11	29
Adjusted EBITDA	89	151	170	188	598
Revenue	589	704	803	871	2,967
Adjusted EBITDA Margin	15.1%	21.4%	21.2%	21.6%	20.2%

2022
	Q1	Q2	Q3	Q4	Total
Operating Income	74	108	104	132	418
Operating Margin	13.9%	18.3%	18.1%	19.8%	17.7%
Depreciation	11	11	11	11	44
Amortization	2	3	1	3	9
Other non-operating expense, excluding interest	(4)	1	—	(1)	(4)
EBITDA	83	123	116	145	467
Share-based Compensation	1	—	—	1	2
Restructuring & Realignment	1	3	3	4	11
Adjusted EBITDA	85	126	119	150	480
Revenue	533	589	574	668	2,364
Adjusted EBITDA Margin	15.9%	21.4%	20.7%	22.5%	20.3%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Applied Water
($ Millions)

2023
	Q1	Q2	Q3	Q4	Total
Operating Income	83	84	73	70	310
Operating Margin	18.3%	17.6%	15.7%	15.3%	16.7%
Depreciation	5	4	6	4	19
Amortization	—	1	—	1	2
Other non-operating expense, excluding interest income	(1)	—	—	(1)	(2)
EBITDA	87	89	79	74	329
Share-based Compensation	1	—	1	2	4
Restructuring & Realignment	3	2	5	3	13
Adjusted EBITDA	91	91	85	79	346
Revenue	453	478	465	457	1,853
Adjusted EBITDA Margin	20.1%	19.0%	18.3%	17.3%	18.7%

2022
	Q1	Q2	Q3	Q4	Total
Operating Income	59	61	77	61	258
Operating Margin	13.9%	14.2%	16.8%	13.4%	14.6%
Depreciation	5	4	4	4	17
Amortization	—	1	—	1	2
Other non-operating expense, excluding interest income	(1)	—	(1)	—	(2)
EBITDA	63	66	80	66	275
Share-based Compensation	1	1	2	—	4
Restructuring & Realignment	1	2	1	9	13
Adjusted EBITDA	65	69	83	75	292
Revenue	425	429	458	455	1,767
Adjusted EBITDA Margin	15.3%	16.1%	18.1%	16.5%	16.5%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Measurement and Control Solutions
($ Millions)

2023
	Q1	Q2	Q3	Q4	Total
Operating Income	20	26	27	40	113
Operating Margin	4.9%	6.3%	6.1%	8.5%	6.5%
Depreciation	7	9	8	8	32
Amortization	27	26	26	28	107
Other non-operating expense, excluding interest income	—	—	(1)	(3)	(4)
EBITDA	54	61	60	73	248
Share-based Compensation	2	2	2	1	7
Restructuring & Realignment	5	2	6	5	18
Special Charges	2	—	1	1	4
Loss/(Gain) from sale of business	—	—	—	1	1
Adjusted EBITDA	63	65	69	81	278
Revenue	406	415	440	468	1,729
Adjusted EBITDA Margin	15.5%	15.7%	15.7%	17.3%	16.1%

2022
	Q1	Q2	Q3	Q4	Total
Operating Income	(10)	(5)	(2)	19	2
Operating Margin	(3.2)%	(1.4)%	(0.6)%	5.0%	0.1%
Loss/(Gain) from sale of business	1	—	—	—	1
Depreciation	9	8	8	8	33
Amortization	25	26	27	26	104
Other non-operating expense, excluding interest income	—	(1)	(1)	—	(2)
EBITDA	25	28	32	53	138
Share-based Compensation	1	2	2	1	6
Restructuring & Realignment	2	3	2	3	10
Special Charges	—	1	12	1	14
Loss/(Gain) from sale of business	(1)	—	—	—	(1)
Adjusted EBITDA	27	34	48	58	167
Revenue	314	346	348	383	1,391
Adjusted EBITDA Margin	8.6%	9.8%	13.8%	15.1%	12.0%

Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Integrated Solutions and Services
($ Millions)

2023
	Q1	Q2	Q3	Q4	Total
Operating Income	—	(7)	(3)	18	8
Operating Margin	N/A	(5.6)%	(0.8)%	5.6%	1.0%
Depreciation	—	8	30	27	65
Amortization	—	12	36	17	65
EBITDA	—	13	63	62	138
Share-based Compensation	—	3	3	1	7
Restructuring & Realignment	—	7	8	—	15
Special Charges	—	7	9	5	21
Adjusted EBITDA	—	30	83	68	181
Revenue	—	125	368	322	815
Adjusted EBITDA Margin	N/A	24.0%	22.6%	21.1%	22.2%